UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported): February 29, 2012

ROCK-TENN COMPANY
(Exact name of registrant as specified in charter)

Georgia	1-12613	62-0342590

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 29, 2012, Rock-Tenn Company issued a press release announcing the permanent closure of its Matane, Quebec containerboard mill.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release, dated February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 29, 2012

ROCK-TENN COMPANY
(Registrant)

		By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President,
General Counsel and Secretary